COMMITMENTS AND CONTINGENCIES (Details) - USD ($) $ in Thousands		Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Operating lease assets	[1]		$ 5,697	$ 6,585
Total leased assets		$ 4,230	5,697	6,585
Operating			2,923	2,599
Operating			3,063	4,160
Total lease liabilities			$ 5,986	$ 6,759

[1]	Operating right of-use lease assets are recorded net of accumulated amortization of $6.4 million and $5.2 million as of December 31, 2022 and 2021, respectively.